UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

STERIS Corporation (“Company”) and Timothy L. Chapman, its Senior Vice President and Group President, Healthcare (“Executive”), have agreed that Executive will begin a personal leave of absence on January 13, 2014. During the leave, Executive will remain in the employment of the Company and be available for consultation. In the short-term, Walt Rosebrough, the Company’s President and Chief Executive Officer, and members of his staff will assume Executive’s former duties. Executive’s leave is anticipated to continue until June 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: January 14, 2014

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